UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2010

LeMaitre Vascular, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of LeMaitre Vascular, Inc. (the “Company”) held on June 17, 2010, the stockholders of the Company approved the Second Amended and Restated 2006 Stock Option and Incentive Plan (the “Amended Plan”). In accordance with the terms of the Amended Plan, it became effective as of June 17, 2010 upon receipt of the requisite approval of the Company’s stockholders. The Amended Plan increases the aggregate number of shares authorized for issuance under the Company’s Amended and Restated 2006 Stock Option and Incentive Plan (the “2006 Plan”) by 1,500,000 shares to 3,000,000 shares, plus such number of shares representing expired, cancelled or terminated stock options or awards under the Company’s 1997 Stock Option Plan, 1998 Stock Option Plan, 2000 Stock Option Plan and 2004 Stock Option Plan.

A summary of the Amended Plan is set forth in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2010. That summary and the foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 17, 2010, the Company held its Annual Meeting. A total of 15,638,216 shares of the Company’s common stock were entitled to vote as of April 19, 2010, the record date for the Annual Meeting, of which 13,682,244 were present in person or by proxy at the Annual Meeting.

Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of three individuals to serve as Class I directors, each to serve for a term of three years and until his successor has been duly elected and qualified or his earlier resignation or removal, (ii) the approval of the Amended Plan, as more fully described in Item 5.02 above and (iii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No. 1

The stockholders elected the three nominees listed below each as a Class I director for a term of three years expiring upon the 2013 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or his earlier resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

George W. LeMaitre	11,494,040	7,604	2,180,600

David B. Roberts	11,493,923	7,721	2,180,600

Michael C. Jackson	11,494,040	7,604	2,180,600

Proposal No. 2

The stockholders approved the Amended Plan, which increases the aggregate number of shares authorized for issuance under the 2006 Plan by 1,500,000 shares to 3,000,000 shares, plus such number of shares representing expired, cancelled or terminated stock options or awards under the Company’s 1997 Stock Option Plan, 1998 Stock Option Plan, 2000 Stock Option Plan and 2004 Stock Option Plan.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Approval of Second Amended and Restated 2006 Stock Option and Incentive Plan	9,384,307	2,101,811	15,526	2,180,600

Proposal No. 3

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of appointment of Ernst & Young LLP	13,677,446	4,798	0	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated 2006 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: June 18, 2010	By:	/S/ AARON M. GROSSMAN
	Name:	Aaron M. Grossman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated 2006 Stock Option and Incentive Plan.